Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection with the Annual Report of PURE Bioscience (the “Company”) on Form 10-KSB for the fiscal year ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew J. Buckland, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2005	/s/ Andrew J. Buckland Andrew J. Buckland Chief Financial Officer